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                                                                   EXHIBIT 99.1

            IMPORTANT NOTICE REGARDING CAL DIVE INTERNATIONAL, INC.
          EMPLOYEES RETIREMENT SAVINGS PLAN BLACKOUT PERIOD AND YOUR
                RIGHTS TO TRADE CAL DIVE STOCK DURING BLACKOUT

                                AUGUST 13, 2003

TO:   ALL DIRECTORS AND EXECUTIVE OFFICERS OF CAL DIVE INTERNATIONAL, INC.

FROM: JAMES LEWIS CONNOR, III - SENIOR VICE PRESIDENT AND GENERAL COUNSEL

The purpose of this notice is to inform you that the Cal Dive International, Inc. Employees Retirement Savings Plan (the "Savings Plan") will be entering a blackout period due to a trustee and recordkeeper conversion from Paine Weber and PFPC to Fidelity Investments. The Securities and Exchange Commission ("SEC") recently published final rules on the Sarbanes-Oxley Act of 2002 (P.L. 107-24) that apply to 401(k) plan blackout periods commencing on or after January 26, 2003. BECAUSE YOU ARE A DIRECTOR AND/OR EXECUTIVE OFFICER OF CAL DIVE INTERNATIONAL, INC. (THE "COMPANY"), PLEASE BE AWARE THAT THE BLACKOUT OF THE SAVINGS PLAN HAS A DIRECT IMPACT ON YOUR ABILITY TO TRADE CAL DIVE INTERNATIONAL, INC. COMMON STOCK.

The new rules provide that, during the blackout period, corporate executives may no longer exercise stock options or trade employer securities held outside of the Savings Plan. Specifically, the insider trading provision prohibits you from directly or indirectly purchasing, selling, acquiring or transferring any equity or derivative security of the Company that you acquired in connection with your service or employment as a director or executive officer of the Company. Equities acquired in connection with your service as a director or officer are subject to the restriction, including securities acquired before the Sarbanes-Oxley Act was passed or before the Company went public. The restriction does not apply to securities of the Company that were not acquired in connection with your service as a director or executive officer; however, you should note that there is a rebuttable presumption that any securities sold during the blackout period are not exempt from the rule (i.e., the individual corporate insider bears the burden of proving that the securities were not "acquired in connection with service or employment").

The SEC's rules provide a limited number of exemptions from the trading restriction. If you would like more information regarding these exemptions, please contact me at (281) 618-0538.

         ANTICIPATED KEY DATES:
         401(K) BLACKOUT BEGINS:    SEPTEMBER 15, 2003
         401(K) BLACKOUT ENDS:      NOVEMBER 20, 2003

Violations of the insider trading prohibition will allow an issuer or a security holder acting on behalf of an issuer to bring an action to recover the profits realized by the director or executive officer. In addition, the SEC may bring an action, including civil injunction proceedings, cease-and-desist actions, civil penalties and all other remedies available to the SEC under the Exchange Act, including, in some cases, criminal penalties.

Please be aware that on August 13, 2003, all current Savings Plan participants and affected parties will be informed of the blackout via corporate email or first class mail. A copy of the Blackout Notice provided to Savings Plan participants (and affected parties) is attached and incorporated by reference herein.

WHILE WE ANTICIPATE A SMOOTH TRANSITION, YOU WILL BE NOTIFIED IN THE UNLIKELY EVENT THAT AN EXTENSION OF THE BLACKOUT IS NEEDED. PLEASE FEEL FREE TO CONTACT ME AT (281) 618-0538 IF YOU HAVE ANY QUESTIONS ABOUT THE BLACKOUT PERIOD, INCLUDING THE ACTUAL BEGINNING AND ENDING DATES OF THE BLACKOUT PERIOD. MY MAILING ADDRESS IS 400 N. SAM HOUSTON PARKWAY E., SUITE 400, HOUSTON, TEXAS 77060 SHOULD YOU WISH TO WRITE ME.
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               IMPORTANT NOTICE CONCERNING YOUR RIGHTS UNDER THE
         CAL DIVE INTERNATIONAL, INC. EMPLOYEES RETIREMENT SAVINGS PLAN

                                AUGUST 13, 2003

To:  Cal Dive International, Inc. Employees Retirement Savings Plan Participants

From: James Lewis Connor, III - Senior Vice President and General Counsel

This notice is to inform you that the Cal Dive International, Inc. Employees Retirement Savings Plan (the "Savings Plan") will be transitioning the investment, trustee, and recordkeeping services of the Savings Plan from Paine Webber and PFPC (now a part of WySTAR Global Retirement Solutions) to Fidelity Investments. Southwest Bank of Texas will serve as the investment consultant for the Savings Plan and for you individually. This letter provides you with important information so that you can plan ahead for this transition.

As a result of this transition, there will be a period of time when you will be unable to access your account to direct or diversify your investments or obtain a loan or distribution from the Savings Plan. This period, during which you will be unable to exercise rights otherwise available under the Savings Plan, is called the "Blackout Period". THE BLACKOUT PERIOD WILL BEGIN ON MONDAY, SEPTEMBER 15, 2003 AND IS EXPECTED TO END ON THURSDAY, NOVEMBER 20, 2003. NO INVESTMENT CHANGES, DISTRIBUTIONS OR LOAN REQUESTS WILL BE ACCEPTED AFTER MARKET CLOSE (3:00 PM CDT) ON FRIDAY, SEPTEMBER 12, 2003. To make changes, you may contact PFPC either through their website (www.pfpc-invest.com/retirement_solution/) or by telephone at (888) 401-5123.

The effective date of the Savings Plan changes and the end of the Blackout Period depend upon the accurate, timely transfer of data from PFPC. IF THIS DOES NOT OCCUR, THE END OF THE BLACKOUT PERIOD COULD BE DELAYED. You will be notified promptly if the Blackout Period should be extended. Please be sure you understand the tax consequences of any withdrawal from the Savings Plan, as well as the Savings Plan guidelines and impact of taking a loan before initiating a loan from your Savings Plan account.

MAPPING OF YOUR CURRENT BALANCES: It is very important that you review and consider the appropriateness of your current investments in light of your inability to direct or diversify those investments during the Blackout Period. Your current investments with Paine Weber will be mapped to funds with the same investment grade and investment objective and may not be changed until the Savings Plan blackout is completed. A mapping illustration is included with this notice. In meetings to be held in the coming weeks you will be provided with detailed information regarding the mapping of your funds to Fidelity. IF YOU WISH YOUR FUNDS TO BE MAPPED DIFFERENTLY THAN THEY ARE CURRENTLY INVESTED, THE DEADLINE FOR MAKING INVESTMENT CHANGES ON THE PAINE WEBER WEBSITE IS (3:00 PM CDT) ON FRIDAY, SEPTEMBER 12, 2003.

MAPPING OF YOUR ON-GOING CONTRIBUTIONS DURING THE BLACKOUT: Your contributions will continue to be invested in your account during the Blackout Period. Your current investment election for new contributions will also be mapped over to Fidelity. What this means is that you will not be required to enroll in the new Fidelity program. You will be automatically enrolled in the new Fidelity program and your new contributions and your current balances will be mapped to funds with the same investment grade and investment objective.
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IMPORTANT INFORMATION REGARDING THE CAL DIVE STOCK FUND: The Savings Plan
Investment Committee has made the decision to remove the Cal Dive Stock Fund as an investment option in the Savings Plan. Prior to the Blackout beginning date, you may choose to liquidate your holdings in the Cal Dive Stock Fund and reinvest the proceeds in a different Paine Webber investment that will subsequently be mapped to a fund with the same investment grade and investment objective. Please be notified that all assets remaining in the Cal Dive Stock Fund at the time of conversion to Fidelity will be converted to cash and mapped to the Fidelity Stable Value Fund.

In order to provide you sufficient time to consider the effect of the Blackout Period on your retirement and financial plans, federal law generally requires that we provide you notice of a Blackout Period at least 30 calendar days in advance of the commencement of any Blackout Period. This notice serves as the 30-day required advance notice.

If you have any questions concerning the blackout period described in this notice, please contact:

         Houston:     Rhonda Gomm     (281) 618-0438  rgomm@caldive.com
                      Traci Kutach    (281) 618-0441  tkutach@caldive.com
         Lafayette:   Renee Broussard (337) 232-8714  rbroussard@caldive.com
         Morgan City  Gloria Gunther  (985) 330-0300  ggunther@caldive.com

Whether or not you are planning retirement in the near future, we encourage you to carefully consider how this Blackout Period may affect your retirement planning, as well as your overall financial planning. For your long-term retirement security, you should give careful consideration to the importance of a well balanced and diversified investment portfolio, taking into account all your assets, income and investments. Please watch for details about the informational meetings that will be scheduled in the coming weeks.

      Paine Webber Fund        mapped to         Fidelity Fund
      -----------------                          -------------

   PW Trust Co Stable Value                 Fidelity Advisor Stable Value
  UBS PACE Large Co Value A             Fidelity Advisor Equity Income Trust
     AIM Constellation A                  Fidelity Advisor Equity Growth T
       Mutual Shares A                         Liberty Select Value A
   AIM Aggressive Growth A                   Fidelity Advisor Mid Cap T
   Franklin Balance Sheet A                 Dreyfus Prem Small Cap Val A
     Templeton Foreign A                 Fidelity Advisor Diversified Intl T
     PIMCO Total Return A             Fidelity Advisor Investment Grade Bond T
  UBS Tactical Allocation A              Fidelity Advisor Asset Allocation T
     Cal Dive Stock Fund                    Fidelity Advisor Stable Value

Please note that once the transition is complete, there will be additional fund investment options.